UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              September 12, 2001
                              ------------------
                                 Date of Report
                      (Date of earliest event reported)



                          PRINCETON MINING COMPANY
         (Exact name of registrant as specified in its charter)

           Idaho                   001-04026                  82-6008727
           -----                   ---------                  ----------
(State or other jurisdiction    (Commission                (IRS Employer
         of incorporation)      File Number)               Identification No.)


              1111 South Main, Suite 127, Grapevine, TX 76051
              -----------------------------------------------
                 (Address of principal executive offices)


                              (817) 410-5762
                              --------------
                       Registrant's telephone number










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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The registrant has dismissed its former principal accountants, DeCoria, Maichel & Teague P.S. of Spokane, Washington and engaged Stephen P. Higgins, CPA of Huntington, New York, as its principal accountants. The change was made effective September 12, 2001.

During the fiscal year ended December 31, 2000 and the subsequent interim period through March 31, 2001, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused them to make reference in connection with their report to the subject matter of the disagreements, and DeCoria, Maichel & Teague P.S. have not advised the Company of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a)(1)(v).

The accountant's report of DeCoria, Maichel & Teague P.S. as of and for the year ended December 31, 2000, did not contain any adverse opinion or disclaimer of opinion, but was qualified as to the uncertainty of the Company's ability to continue as a going concern

The decision to change accountants was approved by the Board of Directors of the registrant.

The registrant has provided DeCoria, Maichel & Teague P.S. with a copy of this disclosure and has requested that DeCoria, Maichel & Teague P.S. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of DeCoria, Maichel & Teague P.S.'s letter to the SEC, dated September 12, 2001, is filed as Exhibit 16 to the Form 8-K.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        PRINCETON MINING COMPANY


                                        By /s/ Randy Howell, President and
                                              Principal Accounting Officer


Date: September 12, 2001




                                       2
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                                  EXHIBIT INDEX


Exhibit                                                                 Page
Number                     Description                                Number

 16           Letter from DeCoria, Maichel & Teague P.S.,
              dated September 12, 2001                                   4



                                       3
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Exhibit 16



September 12, 2001



Securities and Exchange Commission
450 Fifth Street SW
Washington, D.C. 20549

Re: Princeton Mining Company
    Commission File Number 001-04026

Dear Sirs:

We are in agreement with the statements made by the above registrant in its Form 8-K dated September 12, 2001.

Our report on the financial statements of Princeton Mining Company for the year ended December 31, 2000, contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles, but it was qualified as to the uncertainty of the Company's ability to continue as a going concern.

There were no disagreements with Princeton Mining Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure.

Sincerely,



/s/ DeCoria, Maichel & Teague P.S.


DeCoria, Maichel & Teague P.S.



                                       4
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